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                                                                   EXHIBIT 10.21




                              SECOND AMENDMENT TO

                              AMENDED AND RESTATED

                           REVOLVING CREDIT AGREEMENT

                                     AMONG

                         AMERITRADE HOLDING CORPORATION
                         FIRST NATIONAL BANK OF OMAHA,
                         HARRIS TRUST AND SAVINGS BANK,
                     LASALLE BANK NATIONAL ASSOCIATION, AND
                               FIRSTAR BANK, N.A.

                          DATED AS OF JANUARY 25, 2000
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                    SECOND AMENDMENT TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT


     THIS SECOND AMENDMENT to AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Second Amendment") entered into as of this 29th day of September, 2000, is intended to amend the terms of the Amended and Restated Revolving Credit Agreement (the "Agreement") dated as of the 25th day of January, 2000, as previously amended, among AMERITRADE HOLDING CORPORATION, a Delaware corporation having its principal place of business at 4211 South 102nd Street, Omaha, Nebraska 68127 (the "Borrower"); FIRST NATIONAL BANK OF OMAHA, a national banking association having its principal place of business at One First National Center, Omaha, Nebraska 68102 ("Agent" or "FNB-O"); HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation having its principal place of business at 111 W. Monroe Street, Chicago, Illinois 60603 ("Harris"); LASALLE BANK NATIONAL ASSOCIATION, a national banking association having its principal place of business at 135 South LaSalle Street, Chicago, Illinois 60603 ("LaSalle"); and FIRSTAR BANK, N.A. (formerly known as FIRSTAR BANK MISSOURI, NATIONAL ASSOCIATION, formerly known as MERCANTILE BANK NATIONAL ASSOCIATION), a national banking association having its principal place of business at One Firstar Center, 7th and Washington TRAM 12-3, St. Louis, Missouri 63101 ("Firstar"). All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms used but not otherwise defined herein shall have the respective meanings prescribed in the Agreement.

     WHEREAS, the Borrower has requested that it be permitted to obtain one or more letters of credit not totaling more than $5,000,000.00 from FNB-O; and

     WHEREAS, the Revolving Lenders have agreed to permit such letter of credit subfacility on the terms and conditions specified below;

     NOW, THEREFORE, the parties hereby agree that as of the Effective Date specified below:

     1. The following definition in Article I of the Agreement is hereby amended to read as follows:

          Principal
          Loan Amount:   The aggregate principal amount of all unpaid Advances
                         made under the Notes outstanding at any time, plus the then current Letter of Credit Amount.

          The following definitions are hereby added to Article I of the
          Agreement:

          Firstar: FIRSTAR Bank, N.A. (formerly known as Firstar Bank Missouri, National Association, formerly known as Mercantile Bank National Association), a national banking association having its principal place of business at One Firstar Center, 7th and Washington TRAM 12-3, St. Louis, Missouri 63101. All prior
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                              references in the Agreement to Mercantile shall
                              now be references to Firstar.

          Letter(s)
          of Credit:          Letter(s) of Credit issued under the Letter of
                              Credit Facility, the Letter of Credit Amount of which shall not exceed $5,000,000.00 at any time.

          Letter of
          Credit Amount:      The original face of the Letters of Credit, minus
                              the amount of any draws thereunder which have been reimbursed to the Agent for the benefit of the Revolving Lenders.

          Letter of
          Credit Facility:    The letter of credit facility provided for in
                              Section 2.7 of the Agreement.

          Letter of
          Credit Fees:        The letter of credit fees specified in Section
                              2.9 of the Agreement.

     2.   Section 2.6 of the Agreement is hereby amended to read as follows:

          2.6 Security. All obligations of the Borrower hereunder and under the Operative Documents, including, without limitation, the Borrower's obligations to make payments of principal and interest on the Notes and to pay all amounts due in connection with the Letters of Credit shall be secured by a first security interest in the Collateral, as more specifically described in the Security Agreement and the Pledge Agreement. All references in the Security Agreement and the Pledge Agreement to the "Revolving Credit Agreement" shall mean this Agreement as amended from time to time.

     3.   The following Section 2.7 is hereby added to the Agreement:

          2.7 Letter of Credit Facility. Subject to and upon the terms and conditions herein set forth, the Borrower may request and FNB-O on behalf of the Revolving Lenders shall issue from time to time for the account of the Borrower or one or more of its Subsidiaries letters of credit (the "Letters of Credit"); provided, however, the Agent shall have no obligation to issue any such Letter of Credit unless at such time the Borrower meets all the conditions for an Advance under the Base Revolving Credit Facility and, after such issuance, the aggregate Letter of Credit Amount outstanding will not exceed $5,000,000 and the Principal Loan Amount will not exceed the then available Base Revolving Credit Facility, all as more specifically set forth in this Agreement. The Revolving Lenders shall be obligated to fund pro rata according to their respective pro rata percentages shown in Section 2.1 of this Agreement any draws on such Letters of Credit and shall be entitled to share pro rata in the Letter of Credit Fees and reimbursement amounts received in connection with such Letters of Credit. The Letter of Credit Amount outstanding at any

                                      -2-
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          time shall operate to reduce amounts available to be drawn under the
          Base Revolving Credit Facility by such sum, and shall be deemed to be outstanding for purposes of calculating the commitment fee under
          Section 2.2(a) of this Agreement. No Letter of Credit shall have a maturity date occurring more than one year after the issue date thereof, and in no event later than the Termination Date of this Agreement. Any reference in this Agreement (including without limitation Articles VII and VIII) to a "loan" or "loans" made under this Agreement shall include the Letters of Credit.

     4.   The following Section 2.8 is hereby added to the Agreement:

          2.8 Letter of Credit Documents. Prior to the issuance by FNB-O of any Letters of Credit, the Borrower and, if requested by FNB-O, the applicable Subsidiary, shall execute and deliver to FNB-O an application and continuing letter of agreement, such agreements to be in the forms attached hereto as Attachment A to this Second Amendment, as such forms may be amended from time to time for general use in connection with letters of credit issued by FNB-O.

     5.   The following Section 2.9 is hereby added to the Agreement:

          2.9 Letter of Credit Fees. In addition to all costs incurred by FNB-O in the issuance and enforcement of the Letters of Credit which are to be reimbursed by the Borrower in accordance with the application and continuing letter of credit agreement executed in connection with each Letter of Credit, the Borrower shall pay to the Agent a letter of credit fee (the "Letter of Credit Fee") equal to one and one-half percent (1.5%) per annum of the outstanding Letter of Credit Amount, such fee to be paid quarterly in arrears based on the average Letter of Credit Amount outstanding during such quarter; provided, however, that at any time that an Event of Default has occurred and is continuing under the Agreement, such fee shall be equal to five percent (5%) per annum. Interest shall accrue on amounts drawn under any Letter of Credit, until such amount is reimbursed, at the then current rate for amounts outstanding under the Revolving Note and, for any period that such draw remains unreimbursed more than two Business Days after such draw, at the Default Rate. In addition, the Borrower shall pay such other administrative fees, including a fee for opening the Letter of Credit, as are agreed in writing between FNB-O and the Borrower. Amounts received by FNB-O for opening a Lender Letter of Credit or as administrative fees other than the Lender Letter of Credit remain the property of FNB-O and shall not be shared pro rata with the Revolving Lenders.

     6. The drawing certificate attached as Exhibit B to the Agreement is amended to read as shown on Attachment B to this Second Amendment.

     7. This Second Amendment may be executed in several counterparts and such counterparts together shall constitute one and the same instrument.

     8. Except as expressly agreed herein, all terms of the Agreement, the Security Agreement and the Pledge Agreement shall remain in full force and effect.


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     9.   This Second Amendment shall be effective as of September 29, 2000
(the "Effective Date").



     IN WITNESS WHEREOF, the Borrower and the Revolving Lenders have caused this Second Amendment to Amended and Restated Revolving Credit Agreement to be executed by their duly authorized corporate officers as of the day and year first above written.

                              AMERITRADE HOLDING CORPORATION

                              By:    /s/ John R. MacDonald
                                   ------------------------------------------
                              Title:  CFO
                                   ------------------------------------------

                              FIRST NATIONAL BANK OF OMAHA

                              By:  /s/ James P. Bonham
                                   ------------------------------------------
                              Title:  Vice President
                                   ------------------------------------------

NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                              INITIALED:  /s/ JRM
                                         -----------------
                                        Borrower




                                      -4-
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                              HARRIS TRUST AND SAVINGS BANK

                              By:  /s/ GARY R. SHAY
                                  ----------------------------
                              Title: Vice President
                                  ----------------------------




NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.


                              INITIALED:

                              /s/ JRM
                              ----------
                              Borrower
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                              FIRSTAR BANK, N.A.

                              By:  /s/ JOSEPH L. SOOTER, JR.
                                  -----------------------------
                              Title: Vice President
                                  -----------------------------




NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.


                              INITIALED:

                              /s/ JRM
                              ----------
                              Borrower
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                              LASALLE BANK NATIONAL ASSOCIATION


                              By:  /s/ Darren Lemkau
                                 -----------------------------
                              Title: First Vice President
                                    --------------------------


NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.





                              INITIALED:

                              /s/ JRM
                              ----------
                              Borrower